UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2025

X4 PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38295	27-3181608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

61 North Beacon Street,	4th Floor
Boston,	Massachusetts	02134
(Address of principal executive offices)		(Zip Code)

(857) 529-8300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
_______________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XFOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On February 6, 2025, X4 Pharmaceuticals, Inc. (the “Company” or “X4”) announced a strategic restructuring of its workforce and capital spending to focus efforts on advancing mavorixafor to treat those with chronic neutropenia, while also optimizing its U.S. promotion of XOLREMDI.

In connection with this shift in operational focus and strategic restructuring, the Company expects to implement a net reduction of its employee headcount by 43 employees, or approximately 30% of the Company’s employees. The strategic restructuring activities include (i) discontinuing of research efforts, (ii) closing the Company’s facility in Vienna, Austria, (iii) pausing pre-clinical drug candidate programs, (iv) scaling the U.S. commercial field team and supporting roles across the Company and (v) streamlining other spending to support the ongoing clinical development of mavorixafor for the larger population of those with chronic neutropenia. The Company estimates that the workforce reduction will be substantially completed in the first quarter of 2025. The Company estimates that it will incur charges of approximately $3.0 million for severance and other employee termination-related costs, primarily in the first quarter of 2025. The Company expects the shift in operational focus and strategic restructuring will decrease annual spending by $30-35 million and believes it will have sufficient funds to support operations into the first half of 2026.

The estimate of costs that the Company expects to incur related to the strategic restructuring as well as the decrease in annual spending, and the timing thereof are subject to a number of assumptions and actual results may differ. The Company may also incur additional costs not currently contemplated due to events that may occur as a result of, or that are associated with, the actions described above.

Item 7.01 Regulation FD Disclosure.

On February 6, 2025, the Company issued a press release titled “X4 Pharmaceuticals Announces Strategic Restructuring to Drive Value and Maximize Opportunity for Mavorixafor in Chronic Neutropenia,” a copy of which is attached hereto as Exhibit 99.1.

The information under this Item 7.01, including Exhibit 99.1 hereto, are being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of applicable securities laws, including the Private Securities Litigation Reform Act of 1995, as amended. These statements may be identified by the words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target,” or other similar terms or expressions that concern X4’s expectations, strategy, plans, or intentions. Forward-looking statements include, without limitation, implied or express statements regarding the initiation, timing, progress, and results of our current and future preclinical studies and clinical trials and related preparatory work and the period during which the results of the trials will become available, as well as our research and development programs; and the mission and goals for our business.

Any forward-looking statements in this Form 8-K are based on management’s current expectations and beliefs. These forward-looking statements are neither promises nor guarantees of future performance, and are subject to a variety of risks and uncertainties, many of which are beyond X4’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements, including the risks that: X4’s restructuring activities may be more costly or time-consuming than we expect or may not achieve their intended results; X4’s future financial performance and position, business strategy, and plans and objectives for future operations; the timing, execution, and expected impact of X4’s restructuring plans (including the scope and timing of workforce reductions); the expected decrease in annual spending; X4’s commercial plans and strategy for mavorixafor; the expected sufficiency of X4’s existing cash resources; the internal and external costs required for X4’s ongoing and planned activities, and the resulting impact on expense and use of cash, may be higher than expected, which may cause the company to use cash more quickly than expected or to change or curtail some of X4’s plans or both; X4’s ability to advance and commercialize mavorixafor to treat chronic neutropenia or to optimize the U.S. promotion of XOLREMDI® (mavorixafor), approved for the treatment of WHIM; the initiation, timing, progress, and results of X4’s current and future preclinical studies and clinical trials and related preparatory work and the period during which the results of trials will become available, as well as X4’s research and development programs; and other risks and uncertainties, including those described in the section entitled “Risk Factors” in X4’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on November 13, 2024, and in other filings X4 makes with the SEC from time to time. X4 undertakes no obligation to update the information contained in this press release to reflect new events or circumstances, except as required by law.

Item 9.01	Financial Statements and Exhibits.
Exhibit No.	Description
99.1	Press Release, dated February 6, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X4 PHARMACEUTICALS, INC.

Date: February 6, 2025	By:	/s/ Adam S. Mostafa
Name: Adam S. Mostafa
Title: Chief Financial Officer